Exhibit 99.1

Macquarie Securities Coal and the City Conference Peter T. Socha Chairman Chief Executive Officer October 18, 2005

2 Forward -Looking Information Certain statements in this presentation, and other written or oral statements made by or on behalf of us, are “forward-looking statements” within the meaning of the federal securities laws. Statements regarding future events and developments and our future performance, as well as management’s expectations, beliefs, plans, estimates or projections relating to the future, are forward-looking statements within the meaning of these laws. These forward-looking statements are subject to a number of risks and uncertainties. These risks and uncertainties include, but are not limited to, the following: a change in the demand for coal by electric utility customers; the loss of one or more of our largest customers; failure to exploit additional coal reserves; failure to diversify our operations; increased capital expenditures; encountering difficult mining conditions; increased compliance costs; bottlenecks or other difficulties in transporting coal to our customers; lack of availability of financing sources; the effects of regulation and competition; the risk that the Company is unable to close the Triad acquisition or to successfully integrate the Triad business; and the risk factors detailed in our S-1 registration statement filed with the Securities and Exchange Commission on April 19, 2005, which factors are incorporated herein by reference. Management believes that these forward-looking statements are reasonable; however, you should not place undue reliance on such statements. These statements are based on current expectations and speak only as of the date of such statements. We undertake no obligation to publicly update or revise any forward-looking statement, whether as a result of future events, new information or otherwise.

3 Investment Highlights Positioned to capitalize on strong industry fundamentals Balance between mining methods and coal basins with exposure to fast growing market segments Low-cost, high margin producer Significant leverage to strong coal prices High return growth strategies -organic and acquisitions Industry leading balance sheet -low debt and legacy liabilities Very low turnover and significant employee stock ownership

4 GrowthMining thinner seams in Central Appalachia Supplying high sulfur coal from the Illinois Basin to utilities that have installed scrubbers Central Appalachia has been extensively mined for over 100 years The thicker seams are being rapidly depleted Mining thinner seams cost effectively is a cultural issue not a technological issue Over one half of the power plants in the JRCC area will be scrubbed by 2010The corporate strategy is driven by the customer strategy

Source: Platts, EIA Coal Fired Power Plant Construction 2004 -2005 Balance Highest quality coal in the U.S Significant transportation advantages Historically low inventory levels Scrubber Capacity 19 75 12 108 60 37 18 25 29 0 20 40 60 80 100 120 1990 2000 2010Western U.S. Central U.S. Eastern U.S. Installed Capacity(GW)Existing JRCC customers spending $6-$8 billion on scrubbers Desire for expanded relationship with known suppliers Central Appalachia-10.00 20.00 30.00 40.00 50.00 60.00 2004-2005 2006-2010 2011-2015 2016-2020 2021-2025 (GW’s)Central Appalachia Illinois Basin

6 Balance Fewer Economic Reserves More Lower BTU Higher Lower Sales Price Higher Lower Mining Costs Higher Lower Cost Variability Higher 28% Current Production 72% 40% Target Production 60% SURFACE MINING UNDERGROUND MINING

Central Appalachia Illinois Basin Balance 3.4MM tons sold in 2004─5th largest producer 7 mines (6 surface, 1 underground) Growing reserve base─11,177 average Btu ─5 year reserve life Target of 25 years within 2 years 200 MM tons identified in local area Dribble-Dribble-Chunk 100% union-free8.9MM tons sold in 2004─6th largest producer18 mines (15 underground, 3 surface)High quality reserve base─13,300 average Btu ─25+ year reserve life Replacement ratio greater than 1Chunk-Dribble-Chunk Little competition for thin seam reserves100% union-free Central Appalachia Illinois Basin KY IN

17% 15% 14% 11% 18% 0% 5% 10% 15% 20% 25% 30% Company AJRCC Company B Company C Company D 2004 CAPP Cash Margin Per Ton Notes:(1) Based on produced tons; statistics for all other comparables are based on tons sold (2) LTM as of 9/30/2004 Margins Matter(2)

$36.25 $38.91 0 10 20 30 40 50 60 Inches $34.50 $35.00 $35.50 $36.00 $36.50 $37.00 $37.50 $38.00 $38.50 $39.00 $39.50 James River 4 Major Coal Companies Cash Cost Margins Matter 72”2nd Quarter Costs from company filings 38”48”and Higher

10 Margins Matter Long history mining thin coal seams in CAPP ─ Experienced miners, supervisors, engineers ─ Adjust and adapt to complex geologic conditions Stable and motivated labor force ─ Just 10% net turnover vs. 25-30% industry average during 2004 ─150+ employees own restricted shares of common stock Low legacy liabilities100% union-free operations Strong focus on safety ─ Direct and indirect impact on mining costs

11 Sales Contracts Sales contracts are driven by the operating plan not by market timing (i.e. Avg. life) Contract Target Target (By Thanksgiving)At June 30Ind. Avg. ─ Next year 80% of expected tons 63% 79% ─ Following year 50% of expected tons 24%─Out year 20% of expected tons

12 Growth Strategies -Organic and Acquisitions Reserves Annual Tonnage Capital Investment Capital Investment /Annual Ton Mine 15 Cabin Hollow Mine 23 Mine 81 Mine 26 14.0MM 3.5MM 6.6MM 5.1MM 200K 1.5MM 500K 800K 400K 100K $22.0MM $2.2MM $600K $1.1MM $800K $14.67 $4.40 $0.75 $2.75 $8.00 Organic Development Total 29.4MM 3.3MM $26.7MM $8.09 Timing Being Completed

13 Organic Growth Strategies 1.5MM ton underground mine ─3 continuous miner sections─43 inch coal seams ~10 year reserve life (14MM tons)Development on schedule ─ Slope and shaft development complete ─Currently installing remaining infrastructure ─ Began production Sept. 2005 (ramp up during 2006) 18 month payback at $45/per ton avg. price Mine 15 Development Mine

14 Growth Strategies 5 mines opened in the past two years Normalized capital cost of $10 -$25 per annual ton of production Completed one acquisition at 3.8x EBITDA Equivalent to $20 per annual ton of production Organic Acquisition We are indifferent to organic growth or growth through acquisition Focus on return on invested capital

15Organic Growth Strategies CAPP Surface Mining25+MM tons in existing reserves40+ projects being evaluated─16 in permit process ─ Focus on 6 projects ─ Incremental ~1.2MM tons High return on capital ─ Less than 2 year payback at $45/per ton avg. price Prep plant program (1% efficiency savings = $8-$10MM EBITDA increase)Prep Plant Program

16 Summary James River Coal Company is: ─ a high margin producer ─ in fast growing market segments of the U.S. coal industry ─ with significant leverage to higher market prices ─ and the ability to pursue outsized returns both organically and through acquisitions ─ during a period of dramatic opportunity in the coal industry

James River Coal Company